Exhibit 99.2

Greater Bay Bancorp slide presentation
for November 29, 2000 U.S. Bancorp Piper Jaffray conference

Greater Bay Bancorp

U.S. Bancorp Piper Jaffray
Financial Services Conference
November 29, 2000

David L. Kalkbrenner
President and CEO
Steven C. Smith
EVP, CAO & CFO

Greater Bay Bancorp

Greater Bay Bancorp
(continued)

The Company has historically obtained rights to acquire stock, in the form of warrants, in certain clients as part of negotiated credit facilities. The Company may not be able to realize gains from these equity instruments in future periods due to fluctuations in the market prices of the underlying common stock of these companies. The timing and amount of income, if any, from the disposition of client warrants typically depend upon factors beyond the Company's control, including the general condition of the public equity markets, levels of mergers and acquisitions activity, and legal and contractual restrictions on the Company's ability to sell the underlying securities. Therefore, future gains cannot be predicted with any degree of accuracy and are likely to vary materially from period to period. In addition, a significant portion of the income realized from the disposition of client warrants may be offset by expenses related to the Company's efforts to build an infrastructure sufficient to support present and future business activities, as well as expenses incurred in evaluating and pursuing new business opportunities.


This is where you read the fine print!


Our lawyers make us say this!

Discussion Agenda

- Franchise Overview
- Highlights
- Business Accomplishments
- Markets
- Business Strategy
- Acquisition Strategy
- Financial Performance
- Opportunities for Growth

Greater Bay Bancorp
Franchise Overview

Super Community Banking Around the San Francisco Bay



Greater Bay Bancorp Regions
South Bay
San Francisco/Peninsula
East Bay
Coastal
North Bay
Petaluma
Valley Ford
Pt. Reyes Station
San Francisco
Millbrae
San Mateo
Redwood City
Palo Alto
Lafayette
Walnut Creek
Danville
San Ramon
San Leandro
Pleasanton
Hayward
Fremont
Milpitas**
Santa Clara
Santa Clara**
San Jose
San Jose**
Sunnyvale**
Cupertino
Santa Cruz
Scotts Valley
Aptos
Capitola
Watsonville
SAN FRANCISCO BAY
PACIFIC OCEAN
NORTH

Super Community Banking Around the San Francisco Bay

$4.7 Billion in Assets*

- The largest independent community banking company headquartered in Northern California
- The fourth largest commercial bank headquartered in Northern California
- The fifth largest commercial bank headquartered in California

* Proforma 9/30/00 - includes Bank of Petaluma and Matsco

Super Community Banking Around the San Francisco Bay

- Revenue growth in traditional relationship banking exceeded 30% in 1999 and year-to-date 2000
- Serving the fastest growing market in the U.S.
  - 10 subsidiary banks throughout the Silicon Valley, San Francisco, the San Francisco Peninsula, the East Bay Region, the North Bay Region and the Coastal Region
- Over $1.4 billion in market capitalization

Greater Bay Bancorp
Highlights

Highlights

- Placed on S & P Mid Cap 400 Index
- Ranked #1 on U.S. Banker 200 Largest Community Banks
- Placed on Nasdaq Financial 100 Index
- Named to Fortune Magazine's Top 100 Fastest Growing Companies - the only bank
- Ranked #7 of 75 banks on Salomon Smith Barney mid-cap index - ranked #1 in California

Greater Bay Bancorp
Business Accomplishments

Business Accomplishments

- Completed strategy to “Ring the Bay”
  - Since 1996, completed mergers with Peninsula Bank of Commerce, Golden Gate Bank, Bay Area Bank, Bay Bank of Commerce, Mt. Diablo National Bank, Coast Commercial Bank, Bank of Santa Clara and Bank of Petaluma
  - Announced acquisition of The Matsco Companies

Greater Bay Bancorp
Markets

Greater Bay Bancorp's Expanding Markets

- Merger of Mid-Peninsula Bancorp and Cupertino National Bancorp - $622 million in assets
- Eight completed acquisitions have added $2.2 billion in assets since November 1996. One pending acquisition will add an additional $200 million in assets.
- Internal asset growth of more than $1.7 billion through:
  - Core bank growth
  - New business line initiatives

Greater Bay Bancorp's Expanding Markets

- Pro-forma assets at September 30, 2000 of $4.7 billion
- Internal growth

	Assets	Revenue	Deposits
1997	31%	22%	23%
1998	29%	20%	27%
1999	35%	32%	32%
2000 Projected	30%	35%	28%

Greater Bay Bancorp Markets

November 1996


NORTH
OAKLAND
ANTIOCH
Mid-Peninsula Bank
Palo Alto
Cupertino
National Bank
Cupertino National Bank
Greater
Bay Bancorp
Markets

Contiguous Expansion of Greater Bay Bancorp Markets


Greater Bay Bancorp Regions
South Bay
San Francisco/Peninsula
East Bay
Coastal
North Bay
Petaluma
Valley Ford
Pt. Reyes Station
Lafayette
Walnut Creek
Danville
San Ramon
San Leandro
Pleasanton
Hayward
Fremont
San Francisco
Millbrae
San Mateo
Redwood City
Palo Alto
SAN FRANCISCO BAY
PACIFIC OCEAN
Milpitas**
Santa Clara
Santa Clara**
San Jose
San Jose**
Sunnyvale**
Cupertino
Santa Cruz
Scotts Valley
Aptos
Capitola
Watsonville
NORTH

Greater Bay Bancorp Markets

- **South Bay Region – 12 Offices**
  - Cupertino National Bank, Bank of Santa Clara, Venture Banking Group, Greater Bay Bank-Santa Clara/San Jose, Greater Bay Bank-SBA Lending
- **San Francisco/Peninsula Region – 7 Offices**
  - Mid-Peninsula Bank, Bay Area Bank, Peninsula Bank of Commerce, Golden Gate Bank

Greater Bay Bancorp Markets

- **East Bay Region – 8 Offices**
  - Bay Bank of Commerce, Mt. Diablo National Bank, Greater Bay Bank-Contra Costa Region, Greater Bay Bank-Fremont Region
- **Coastal Region – 6 Offices**
  - Coast Commercial Bank
- **North Bay Region – 4 Offices**
  - Bank of Petaluma

California Economic Update

- Unemployment rate was 5.1% in August, unchanged from July and the same as a year ago
- Employment growth double the national rate
- Net immigration projected to average 250,000 people annually through 2002
- New residential construction for 1st quarter 2000 was best seen since early 1990
- Personal income expected to grow by 10.3% in 2000 – best since 1984

Source: UCLA Anderson Forecast

Venture Capital Funding Shifts

- Bay Area venture capitalists poured $6.95 billion into 379 deals in Q3 '00, down only $41 million and 33 deals from Q2 '00
- Q3 '00 investments were more than two times the amount invested in Q3 '99 and seven times the amount invested in Q3 three years ago
- Shift in Q3 '00 to "Internet-Infrastructure" companies from consumer focused e-businesses

Source: San Jose Mercury News Venture Capital Survey (11/12/00)

Greater Bay Bancorp
Business Strategy

Super Community Banking

Prescription for Success

- **Super Community Banking**
  - **Strong Community**
    - Local client decision making
    - Relationship building
    - Commitment to client service
    - Strong community involvement
    - Local president and board
    - Accessibility of decision makers
  - **Client - Transparent Cost Savings**
    - Minimal turnover of management & key staff
    - Consolidated back office
    - Up-to-date technology
    - Coordinated efforts across units using team approach
    - Efficient use of departments and offices
  - **Broad Line of Services**
    - Up-to-date and responsive to clients current needs
    - Well-trained, knowledgeable staff
    - Cash management
    - Investment in new technologies
    - Greater Bay Trust and Investment services
    - International banking
  - **Specialty Finance Services**
    - Pacific Business Funding - factoring
    - Corporate finance
    - International banking - trade finance
    - SBA lending
    - Venture Banking Group - technology
    - Matsco - leasing

Competitive Environment Creates Opportunity for Super Community Banking Strategy

- SF Bay Area is filled with fast-growing small, mid-sized and mid-market businesses
- Under served by mega-banks (were 5 - now 2)
- Our target clients are too big and growing too quickly for the small community banks
- Greater Bay Bancorp fills the void

Our Target Clients

- Small and mid-sized businesses
- Mid-market businesses with credit requirements of $2 - $10 million
- Professional services firms
- Private banking and wealth management
- Custom banking for individuals
- Relationship driven real estate investors and operators

Venture Banking Group

- Fast growing source of low cost deposits
  - $550 million at 9/30/00, up 83% from $300 million at 9/30/99
  - Additional $300 million in client funds managed off-balance sheet by third parties

Venture Banking Group
(continued)

- Strong non-interest income
  - $20.7 million in pre-tax warrant gains in 1999
  - $14.1 million in pre-tax warrant gains through Q3 '00
  - Warrant positions in over 130 companies, up from 66 companies in 1998
- $72 million technology portfolio
  - Average loan balance of $778 thousand

Venture Banking Group



150
125
100
75
50
25
0
# of Warrant Positions
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Annual Gross Warrant Income ($ in millions)
5
11
31
66
108
130
$0.1
$1.7
$1.4
$20.7
$14.1
1995
1996
1997
1998
1999
YTD 9/30/00
Positions
Income

Greater Bay Bancorp Acquisition Strategy

Acquisition Strategy

- Well-managed, high performing banks
  - High growth areas
  - Assets of $300+ million
- Disciplined acquisition strategy
  - Based on conservative assumptions
  - No earnings enhancements considered
  - Average 2% accretion in first full year of operation

Acquisition Strategy
(continued)

- Superior integration track record
  - Greater Bay Bancorp has completed eight acquisitions in the past four years. Matsco is on target
- Consistent with Super Community Banking strategy
- Specialty finance businesses

History of Successful Acquisitions/Conversions

($ in millions)

		Assets
11/96	Formation of Greater Bay Bancorp Cupertino National Bank & Mid-Peninsula Bank	$622
12/97	Peninsula Bank of Commerce	$200
5/98	Golden Gate Bank	$150
5/99	Bay Area Bank	$200
10/99	Bay Bank of Commerce	$200
1/00	Mt. Diablo National Bank	$250
5/00	Coast Commercial Bank	$400
7/00	Bank of Santa Clara	$400
10/00	Bank of Petaluma	$200

Proven Ability to Consolidate Acquisitions



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
80%
60%
40%
20%
69.62%
65.34%
60.70%
57.68%
53.44%
44.48%
$1,436
$1,792
$2,236
$2,857
$3,738
$4,748
12-95
12-96
12-97
12-98
12-99
09-00 Proforma
Assets
* Efficiency Ratio

* Before merger, non-recurring and extraordinary items

Greater Bay Bancorp
Financial Performance

Financial Highlights
September 30, 2000

- Q3 '00 core EPS up 49%, or $0.84 versus $0.61 in Q3 '99
- Return on equity of 24.56% *
- Return on assets of 1.62% *
- Efficiency ratio of 42.25% *

* Q3 Annualized

Net Income
($ in Millions)



$60
$40
$20
$0
$19.5
$26.0
$35.1
$46.2
$30.8
$47.7
1996
1997
1998
1999
YTD 9/99
YTD 9/00

Before merger, non-recurring and extraordinary items

Earnings Per Share
Diluted



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
24.88% Compounded Annual Growth
$0.53
$0.68
$0.89
$1.15
$1.61
Street Consensus
$0.31
$0.42
1996
1997
1998
1999
00 Est.
Q3 '99
Q3 '00

Before merger, non-recurring and extraordinary items
Restated to reflect 2-for-1 stock split effective as of 10/4/00

Revenue & Expense Growth
($ in Millions)


$250
$200
$150
$100
$50
$0
24.00% Average Annual Revenue Growth
11.87% Average Annual Expense Growth
1997
1998
1999
Q3 '00 *
Revenue
Expense

* Annualized
Before merger, non-recurring and extraordinary items

Return on Average Shareholders' Equity



30%
25%
20%
15%
10%
5%
0%
14.13%
16.24%
19.02%
21.08%
23.65%
22.70%
24.56%
1996
1997
1998
1999
YTD '00
Q3 '99 *
Q3 '00 *

*Annualized

Before merger, non-recurring and extraordinary items

Return on Average Assets



1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
1.26%
1.33%
1.37%
1.39%
1.58%
1.46%
1.62%
1996
1997
1998
1999
YTD '00
Q3 '99 *
Q3 '00 *

*Annualized

Before merger, non-recurring and extraordinary items

Efficiency Ratio


65%
55%
45%
35%
60.70%
57.68%
53.44%
44.48%
51.42%
42.25%
1997
1998
1999
YTD '00
Q3 '99 *
Q3 '00 *

*Annualized
Before merger, non-recurring and extraordinary items

Net Interest Margin



7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
5.92%
5.45%
5.26%
5.30%
5.45%
1997
1998
1999
Q3 '99
Q3 '00

Cash Dividend Per Share


$0.90
$0.75
$0.60
$0.45
$0.30
$0.15
$0.00
29.46% Compounded Annual Growth Rate
$0.22
$0.30
$0.38
$0.48
$0.80
1996
1997
1998
1999
2000 *

•Q3 Annualized

Total Assets
($ in Billions)



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.8
$2.2
$2.9
$3.7
$4.3
$4.7
12/96
12/97
12/98
12/99
09/00
09/00 *
Proforma

* Includes Bank of Petaluma and Matsco

Loans
($ in Billions)


$4.0
$3.0
$2.0
$1.0
$0.0
$1.1
$1.4
$1.8
$2.5
$3.0
$3.4
12/96
12/97
12/98
12/99
09/00
09/00 *
Proforma

* Includes Bank of Petaluma and Matsco

Loan Portfolio Composition



100%
75%
50%
25%
0%
6%
8%
17%
32%
37%
6%
7%
19%
31%
37%
5%
6%
17%
27%
45%
12/98
12/99
9/00
Comm'l & Indust.
Comm'l Term RE
RE Const.
Consumer
RE Other

Deposits
($ in Billions)



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.6
$1.9
$2.5
$3.3
$3.8
12/96
12/97
12/98
12/99
09/00

Deposit Composition


100%
75%
50%
25%
0%
7%
13%
23%
57%
5%
16%
23%
56%
4%
19%
23%
54%
12/98
12/99
9/00
MMDA, NOW & Savings
Demand, Non-Interest Bearing
Time, $100K &Over
Other Time

Loan to Deposit Ratio



100%
75%
50%
25%
0%
71%
72%
72%
76%
79%
12/96
12/97
12/98
12/99
09/00

Capital Strength

	September 30, 2000
Leverage Ratio	9.13%
Tier I Risk Based Capital	10.88%
Total Risk Based Capital	12.11%

Non-Performing Assets to Total Assets



1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.78%
0.35%
0.21%
0.19%
0.38%
12/96
12/97
12/98
12/99
09/00

Provision vs. Net Charge-Offs
($ in Millions)


$25
$20
$15
$10
$5
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$3.1
$5.1
$9.1
$8.3
$14.0
$21.8
0.32%
0.14%
0.20%
0.13%
0.09%
0.39%
12/95
12/96
12/97
12/98
12/99
9/00
Provision
Charge-Off Percentage

Coverage of Non-Performing Loans
($ in Millions)



$75
$60
$45
$30
$15
$0
800%
600%
400%
200%
0%
$13
$19
$27
$33
$48
$68
110%
134%
342%
555%
690%
415%
237%
279%
327%
250%
12/95
12/96
12/97
12/98
12/99
9/00
ALLL
Coverage
Peer Bank Coverage

Financial Results Reflect Successful Strategy

	Greater Bay Bancorp Q3 '00 (a)	Banks $2 - $5 Billion(b)	Industry Averages
ROE	23.65%	17.54%	17.28%(b)
Efficiency Ratio	42.25%	57.45%	57.32%(b)
Loan Loss Reserve to Loans	2.20%	1.36%	1.39%(b)
EPS Growth Rate	40%	--------	14.30%(c)
Total Asset Growth Rate	30%	--------	12.60%(c)

(a) Before merger, non-recurring items and extraordinary items

(b) Source: Keefe, Bruyette & Woods, Inc. Q2 2000 Quarterly Brief Book

(c) Source: Putnam Lovell Securities, Inc. - The Western Bank Review - Q1 2000

Perform Among the Top Ten Percent of Peer Group

- Earnings
- Revenue Growth
- Efficiency
- Asset Quality
- Deposit Growth

Performance Goals

	2001 Plan
Consolidated Loan Growth	20%–25%
Deposit Growth	15%
ROE	>20%
ROA	>1.4%
Efficiency Ratio	<48%
EPS Growth	17%–25%

Greater Bay Bancorp
Growth Opportunities

Growth Opportunities

Core Business

- Super Community Banking Focus
  - 10 Subsidiary Banks
  - Relationship Banking
- Commercial Lending
- Quality RE Lending
- Private Banking
- Venture Banking Deposits

Fee Income & Specialty Finance Business

- Increase Fee Income Business
  - Cash Management
  - International Banking
  - Trust Services and Asset Management
  - Venture Banking
  - Asset Based Lending
  - Leasing
  - Corporate Finance

Strategic Initiatives

- Strategic Acquisitions
  - Banks
  - Specialty Finance
  - A/R Financing
  - Other
- Business Insurance
- Asset Management
- Internet Banking
  - Personal
  - Business

Total Return Performance


1000
900
800
700
600
500
400
300
200
100
0
Index Value
Greater Bay Bancorp
NASDAQ - Total US *
SNL $1B-$5B Bank Asset-Size Index
'12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
09/30/00

SNL Securities LC 2000

9

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2000. Used with permission.

A Bright Future
Full of Opportunities

- Super Community Banking
  - Relationship management
  - Internal growth opportunity
  - Acquisition opportunities
- Northern California market
- The best people in the business
- Building superior shareholder value over the long-term

